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                                                              EXHIBIT (10)(B)(3)

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

    THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of December 15, 1997, and is entered into by and among K2 Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (the "Banks"), Bank of America National Trust and Savings Association, as Issuing Bank (in such capacity, the "Issuing Bank"), Bank of America National Trust and Savings Association, as Swing Line Bank (in such capacity, the "Swing Line Bank"), and Bank of America National Trust and Savings Association, as the agent for the Banks (in such capacity, the "Agent") and amends that certain Credit Agreement dated as of May 21, 1996 among the Borrower, the Banks, the Issuing Bank, the Swing Line Bank and the Agent, as amended by a First Amendment to Credit Agreement dated as of March 10, 1997 and a Second Amendment to Credit Agreement dated as of April 18, 1997 (as so amended, the "Agreement").

                                    RECITAL

    The Borrower has requested, and the Banks, the Issuing Bank, the Swing Line Bank and the Agent are willing, to amend the Agreement on the terms and conditions set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

    1. TERMS. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

    2. AMENDMENTS TO AGREEMENT. The Borrower, the Banks, the Issuing Bank, the Swing Line Bank and the Agent hereby agree that the Agreement is amended as follows:

    2.1 Section 9.14(a)(5) of the Agreement is amended by deleting "$30,000,000" and inserting "$50,000,000" in lieu thereof.

    2.2 Section 9.12 of the Agreement is amended by deleting ".50 to 1.00" and inserting ".55 to $1.00" in lieu thereof.

    3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Banks, the Issuing Bank, the Swing Line Bank and Agent that, on and as of the date hereof, after giving effect to this Third amendment.

    3.1 AUTHORIZATION. The execution, delivery and performance of this Third Amendment have been duly authorized by all necessary corporate action by the Borrower and this Third Amendment has been duly executed and delivered by the Borrower.

    3.2 BINDING OBLIGATION. This Third Amendment is the legal, valid and binding obligation of Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

    3.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Third Amendment will not (a) contravene the terms of the Borrower's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Borrower is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Borrower, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Borrower. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Third Amendment, or the transactions contemplated hereby.

    3.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Borrower set forth in Section 7 of the Agreement are true and correct in all respects on and as of the date hereof as
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though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

    3.5 DEFAULT. No default or Event of Default under the Agreement has occurred and is continuing.

    4.  MISCELLANEOUS.

    4.1 EFFECTIVENESS OF AGREEMENT. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

    4.2 WAIVERS. This Third Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Document; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

    4.3 COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until the Borrower, the Banks, the Issuing Bank, the Swing Line Bank and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

    4.4 JURISDICTION. This Third Amendment shall be governed by and construed under the laws of the State of California.

    IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the date first written above.

                                          K2 INC.

                                          /s/ JOHN J. RANGEL
                                          --------------------------------------
                                          By John J. Rangel
                                          Senior Vice President-Finance

                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION,
                                          as Agent

                                          BANK OF AMERICA NATIONAL
                                          TRUST AND SAVINGS ASSOCIATION,
                                          as Swing Line Bank, Issuing Bank and
                                          Bank

                                          /s/ THERESE FONTAINE
                                          --------------------------------------
                                          Therese Fontaine
                                          Vice President

                                          NATIONSBANK OF TEXAS, N.A.